SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) December 5, 1997
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                             TEL-SAVE HOLDINGS, INC.
                             -----------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)




           Delaware                  0-26728              23-2827736
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        STATE OR OTHER             COMMISSION            IRS EMPLOYER
       JURISDICTION OF                FILE              IDENTIFICATION
         INCORPORATION               NUMBER                 NUMBER




                  6805 Route 202, New Hope, PA             18938
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               (ADDRESS OF PRINCIPLE EXECUTIVE OFFICES)   (ZIP CODE)



        Registrant's telephone number, including area code: 215-862-1500
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

                              ITEM 5. OTHER EVENTS.

Registrant, Tel-Save Holdings, Inc. ("Tel-Save"), announced on December 5, 1997 a private placement, not registered under the Securities Act of 1933, of up to $240 million of 5% Convertible Subordinated Notes maturing December 15, 2004.

A copy of Tel-Save's press release dated December 5, 1997 is attached hereto as an Exhibit and incorporated herein by reference. The foregoing summary of the announcement is qualified in its entirety by reference to such press release.



          ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                                  AND EXHIBITS.

     (c)  Exhibits

     99.1 Press Release of Registrant, dated December 5, 1997, announcing the private placement of Tel-Save's 5% Convertible Subordinated Notes Due 2004.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             Tel-Save Holdings, Inc.
                                  (Registrant)


Date:   December 8, 1997             By:  Aloysius T. Lawn, IV
        ----------------                  --------------------
                                              General Counsel and Secretary

                                  EXHIBIT INDEX


99.1 Press Release of Registrant, dated December 5, 1997, announcing the private placement of its 5% Convertible Subordinated Notes Due 2004